Exhibit 10.3

Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as [*****].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MASTER AGREEMENT

BETWEEN NAMECHEAP, INC., ENOM INCORPORATED, UNITED TLD HOLDCO, LTD.

This AGREEMENT (the “Agreement”) dated as of July 31, 2015 (the “Effective Date”) is made between Namecheap, Inc. (“Namecheap”), eNom, Incorporated (“eNom”) and United TLD Holdco, Ltd. t/a Rightside Registry (“Rightside Registry” or “Rightside”), collectively the “Parties”.

RECITALS:

WHEREAS Namecheap, Inc. and eNom Incorporated have an existing reseller relationship as governed by the reseller agreement between eNom and Namecheap (http://www.enom.com/terms/agreement.aspx?page=reseller) (the “Reseller Agreement”)

AND WHEREAS Namecheap, eNom and Rightside wish to further define certain aspects of their business relationship;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and sufficient consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto agree as follows:

1.	Term and Termination.

This Agreement is in effect commencing as of the Effective Date and continuing through December 31, 2018.  The Agreement will automatically renew for an additional three (3) year term unless either party upon at least thirty (30) days written notice (including notice via email) provides the other party with notice of its intent not to renew this Agreement.  In the event that either Namecheap or eNom materially breaches this Agreement, the non-breaching party may terminate this Agreement if the breaching party fails to cure the breach within thirty (30) days from the date of its receipt of written notice of the breach from the non-breaching party.  During any uncured material breach by any Party, following notice of such breach, the non-breaching Party will have the right to suspend performance of their obligations hereunder.

2.	Amends and Replaces, Conflicts with Reseller Agreement

a.	This Agreement fully amends and replaces in its entirety that certain letter agreement between the Parties, entered into April 1, 2011 and most recently amended on June 30, 2015.

b.	This Agreement incorporates by reference all the terms of the Reseller Agreement. To the extent that there is a conflict between the terms of this

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Agreement and the terms of the Reseller Agreement, the terms of this Agreement will prevail.

3.	Exclusivity.

During the term of this Agreement, Namecheap agrees that all new registrations, transfers and renewals of the top level domains (“TLDs”) enumerated on Schedule “A” attached hereto (the “Enumerated TLDs”) will occur exclusively on the eNom platform.  Notwithstanding the foregoing, this exclusivity does not extend to [*****].  In addition, at any time after September 30, 2016, Namecheap has the right to terminate exclusivity of new registrations, renewals and transfers of any Enumerated TLDs by providing eNom with [*****] prior written notice identifying which Enumerated TLDs new registrations, renewals and transfers will no longer be exclusive to the eNom Platform.

4.	Pricing.

a.	Domain Registrations, Renewals and Transfers:
i.

During the term of this Agreement, provided Namecheap has not provided notice of termination of exclusivity pursuant to Section 3, and for as long as Namecheap processes registrations, renewals and transfers of the Enumerated TLDs exclusively on the eNom platform, eNom shall provide [*****]. For clarity, renewals and transfers will [*****] for the term of the agreement.

b.	Pricing Transparency and Currency Adjustments
i.	Upon request, eNom shall provide the [*****] by Namecheap on the eNom platform, including [*****].

ii.	eNom may adjust the [*****], and shall provide notice of any adjustments made.

c.	New Domain Registrations Post-Exclusivity
i.

If Namecheap gives notice of termination of exclusivity of .com, .net and/or .org TLDs as contemplated in Section 3 above, eNom has no obligation to process new domain registrations that occur after the end of the exclusivity period [*****],  except for [*****].

ii.	Subsequent to Namecheap delivering a notice of termination of exclusivity to eNom, the parties shall [*****] for new registrations processed on the eNom platform.

iii.	If the parties cannot agree on [*****] for new domain registrations, the [*****] for the remainder of the Term.

5.	Marketing Funds and Rebates.

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a.

Rightside Registry will pay Namecheap marketing funds in the amount of [*****] (the “Marketing Funds”).  [*****] of the Marketing Funds will be paid within [*****] after the Effective Date. Subject to Namecheap complying with all of its marketing obligations set forth in this Agreement, Rightside Registry will [*****].

b.	In exchange for payment of the Marketing Funds, for a period beginning [*****], Namecheap will:

i.	At all times provide [*****]. Specifics of the [*****] will be mutually agreed between Rightside Registry and Namecheap under the following terms:

1.

The specific [*****], with such approval not to be unreasonably withheld or delayed.  The specific [*****], unless otherwise mutually agreed, and subject to the approval of Namecheap, with such approval not to be unreasonably withheld or delayed.

2.	In case of any disagreement as to a specific [*****] proposed by Rightside, and if the disagreement persists, Rightside shall [*****] If Rightside does not [*****].

3.	Rightside shall provide details concerning the initial [*****]to Namecheap concurrently with the execution of this Agreement.

c.	If the [*****] is not [*****] as specified in section 5.b. above, Rightside shall be due the following amounts as liquidated damages for Namecheap’s breach of its obligations:
i.	[*****]; and [*****]. In addition, [*****]. If the [*****], Namecheap will be in material breach of this Agreement.

1.	To claim any liquidated damages due under this section, Rightside must provide notice and proof of an alleged breach in the form of a [*****]. Namecheap shall have [*****].

d.

In addition to the Marketing Funds, Rightside Registry will [*****] (the “Rebate Funds”).  For the avoidance of doubt, Rebate Funds will not apply to [*****], except as specified in section 5(b).f below.  The Rebate shall accrue and be due and payable so long as the [*****].  Rightside Registry will pay the [*****].

e.	Rightside shall pay to Namecheap a [*****]to Rightside generated from [*****]. Rightside Registry shall pay the [*****] to Namecheap in arrears, 10 days after the end of each calendar month.

f.

Namecheap shall [*****] (unless otherwise mutually agreed).  The [*****], at the sole discretion of Namecheap and Namecheap will provide [*****]to Rightside prior to the commencement of the [*****].  Rightside will provide Namecheap with a [*****]. Rightside Registry will [*****] in arrears, 10 days after the end of the . [*****].  For purposes of clarity, the [*****].

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

g.

Namecheap agrees to [*****] by Namecheap by no later than [*****].  In the event Namecheap fails to meet this deadline, Namecheap will [*****].  Namecheap will also use best efforts to [*****], which will be provided by Rightside.

h.

Notwithstanding the foregoing, the above marketing obligations of Namecheap will not restrict additional promotions and marketing of [*****] as mutually agreed; provided that Namecheap will [*****] and will [*****].

6.

Payments from Namecheap.  Payments due under this Agreement from Namecheap to eNom shall be paid by wire transfer [*****]; provided that eNom will [*****].  In the event Namecheap [*****].  Notwithstanding the foregoing, in the event the [*****] that Namecheap [*****].

7.	Transfer Agreement.

a.

For the term of this Agreement plus a period of [*****] thereafter, eNom hereby [*****]; provided that any such transfer complies with all applicable ICANN and registry rules, regulations and processes.  eNom shall not obstruct, delay, deny, obfuscate or otherwise restrict [*****], and shall provide [*****] forthwith upon request, in [*****] requested.

b.	[*****].

8.	Note Extension

The term of the Senior Unsecured Promissory Note (the “Note”) dated October 17, 2014 and amended and extended to July 31, 2015 shall be further extended to December 31, 2015.  The extension of the Note shall be executed and made effective concurrently with the execution of this Agreement.

9.	Service Commitments

a.	Parking Syndication

eNom agrees to provide its domain name parking monetization platform during the term of this Agreement for domain names [*****]; provided that Namecheap will not [*****]. eNom shall [*****].

10.

Amendment.  Except as expressly stated in this Agreement, this Agreement shall not be modified except by a written agreement dated subsequent to the Effective Date and signed on behalf of all the parties.

11.

Assignment.  Neither eNom or Rightside Registry on the one hand nor Namecheap on the other hand may assign any of their rights or obligations under this Agreement without the prior written consent of the other party.  This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

12.

Governing Law; Jurisdiction and Venue.  This Agreement shall be construed and controlled by the laws of the State of Washington, excluding its conflicts of law principles, and both parties consent to exclusive jurisdiction and venue in the state and federal courts in King County, Washington.  Each party waives all defenses of lack of personal jurisdiction and forum non conveniens.

13.	Confidentiality.

a.

“Confidential Information” means all documents, information, reports, financial or other data, records, forms, tools, products, services, methodologies, present and future research, technical knowledge, marketing plans, trade secrets and other materials obtained by one party (the “Receiving Party”) from the other party or any of its affiliates (the “Disclosing Party”), in the course of performing a party’s obligations or exercising its rights under this Agreement, whether tangible or intangible and whether or not stored, compiled, or memorialized physically, electronically, graphically, in writing, or by any means now known or later invented, including any records and information: (a) that have been marked as proprietary or confidential; (b) whose confidential nature has been made known by the Disclosing Party; or (c) that due to their character and nature, a reasonable person under like circumstances would treat as confidential.  Notwithstanding the foregoing, Confidential Information does not include information which: (w) is already known to the Receiving Party at the time of disclosure; (x) is or becomes publicly known through no wrongful act or failure of the Receiving Party; (y) is independently developed by the Receiving Party without benefit or use of the Confidential Information or (z) is received from a third party that is not under and does not thereby breach an obligation of confidentiality.

b.

Non-use and Non-disclosure.  Throughout the term of this Agreement and for a period of two (2) years thereafter, the Receiving Party will hold all Confidential Information of the Disclosing Party in trust and confidence, and protect it as the Receiving Party would protect its own Confidential Information (which, in any event, will not be less than reasonable protection) and will not use such Confidential Information for any purpose other than that contemplated by this Agreement.  Unless agreed by the Disclosing Party in writing, the Receiving Party will not disclose any Confidential Information of the Disclosing Party, by publication or otherwise, to any person other than employees who (i) are bound to confidentiality obligations consistent with and at least as restrictive as those set forth herein, and (ii) have a need to know such Confidential Information for purposes of enabling a party to exercise its rights and perform its obligations pursuant to this Agreement.

c.

Confidentiality of Agreement.  Each party agrees that the terms and conditions of this Agreement will be treated as Confidential Information; provided that each party may disclose the terms and conditions of this Agreement (subject to nondisclosure requirements at least as restrictive as those set forth in this Section 12): (i) to legal counsel, (ii) in confidence, to accountants, banks, and financing sources, and (iii) as required to comply with applicable law (e.g., court orders or the rules of applicable securities exchanges that have jurisdiction over

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

the party), provided that the Receiving Party: (x) gives the Disclosing Party prior written notice sufficient to allow the Disclosing Party to seek a protective order or other appropriate remedy, (y) discloses only such information as is required by the governmental entity, and (z) uses commercially reasonable efforts to obtain confidential treatment for any Confidential Information so disclosed.

Agreed to and Accepted:

eNom, Incorporated	Namecheap, Inc.
By: /s/ Taryn Naidu	By: /s/ Richard Kirkendall
Title: CEO	Title: CEO
Date: 7/31/15	Date: 7/31/2015

United TLD Holdco, Ltd. t/a Rightside Registry
By: /s/ Rick Danis
Title: Director
Date: 7/31/15

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.

Schedule A – Enumerated TLDs

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[*****]
[*****]
[*****]
[*****]
[*****]
[*****]

*****Confidential material redacted and filed separately with the Securities and Exchange Commission.